EXHIBIT 10.2

CONFIDENTIAL MATERIALS HAVE BEEN OMITTED FROM THIS EXHIBIT PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. ASTERISKS DENOTE OMISSIONS.

Amendment No. 3 to Network Services Agreement

That certain NETWORK SERVICES AGREEMENT (the “Agreement”), dated September 28, 2001, by and between SAVVIS Communications Corporation, a Delaware corporation (“SAVVIS”), and Reuters Limited, a company incorporated in England under registered number 3918478 (“Reuters”), as amended, is hereby further amended effective June 15, 2003 (the “Effective Date”) by this Amendment No. 3 (the “Amendment”), as follows:

1.	Section 1.2(A) of Schedule 3 of the Agreement is deleted in its entirety and replaced with Exhibit 1 hereto.

2.	Section 1.2(B) of Schedule 3 of the Agreement is deleted in its entirety and replaced with Exhibit 2 hereto.

a.	The Managed Services Pricing for Europe and Asia set forth in Exhibit 2 hereto shall take effect as of the Effective Date.

b.	The pricing changes set forth herein shall not affect the Minimum Monthly Commitments as set forth in the Agreement.

c.	The pricing changes set forth herein constitutes a price review with respect to European and Asian pricing as defined in Section 3.5 of the Agreement.

3.	Section 1.2(C) of Schedule 3 of the Agreement is deleted in its entirety. Other Pricing for Managed Services is set forth in Exhibit 1 with respect to the United States, Exhibit 2 with respect to Europe and Asia, and Exhibit 1 of Amendment 1 with respect to Canada, respectively.

4.	The parties acknowledge that SAVVIS is required to file this Amendment with the U.S. Securities and Exchange Commission. SAVVIS will seek to obtain confidential treatment of the Amendment, to the extent permitted by applicable law.

5.	This Amendment may be executed in one or more counterparts, and or by facsimile, each of which shall be deemed an original but all of which together will constitute one and the same instrument.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 3 to the Network Services Agreement to be executed as of the Effective Date.

SAVVIS COMMUNICATIONS CORPORATION

By:	/s/ Matthew Fanning
Name: Matthew Fanning
Title: Executive Vice President, Strategic Development and Business Planning

REUTERS LIMITED

By:	/s/ Philip J. Sayer
Name: Philip J. Sayer
Title: Head of Vendor Relations and Communications

EXHIBIT 1

Managed Services Pricing: United States Pricing

Client Type	Distance from POP	T1 Access								NxT1 Access			DS3 Access
		64 Kbps (1)	128 Kbps	256 Kbps	384 Kbps	512 Kbps	768 Kbps	1 Mbps	T1	3 Mbps	4.5 Mbps	6 Mbps	2 Mbps	4 Mbps	DS3
Tier 1	=<25 Miles >25 Miles =<300 Miles >300 Miles =<25 Miles	[**] [**] [**] [**]	[**] [**] [**] [**]	[**] [**] [**] [**]	[**] [**] [**] [**]	[**] [**] [**] [**]	[**] [**] [**] [**]	[**] [**] [**] [**]	[**] [**] [**] [**]	[**] [**] [**] [**]	[**] [**] [**] [**]	[**] [**] [**] [**]	[**] [**] [**] [**]	[**] [**] [**] [**]	[**] [**] [**] [**]
Tier 2	>25 Miles =<300 Miles >300 Miles =<25 Miles	[**] [**] [**]	[**] [**] [**]	[**] [**] [**]	[**] [**] [**]	[**] [**] [**]	[**] [**] [**]	[**] [**] [**]	[**] [**] [**]	[**] [**] [**]	[**] [**] [**]	[**] [**] [**]	[**] [**] [**]	[**] [**] [**]	[**] [**] [**]
Tier 3	>25 Miles =<300 Miles >300 Miles	[**] [**]	[**] [**]	[**] [**]	[**] [**]	[**] [**]	[**] [**]	[**] [**]	[**] [**]	[**] [**]	[**] [**]	[**] [**]	[**] [**]	[**] [**]	[**] [**]

Note 1: SAVVIS End-to-End Service - Monthly Recurring Charge per client connection includes:

[**]

[**]

[**]

[**]

[**]

[**]

[**]

[**]

Note 2: Minimum [**] term per customer site ordered

Note 3: All connections are Service Class 1

Note 4: Additional logical connections (over the same loop) to the same site will be discounted [**]

Note 5: All Client IIP connections include a network based firewall policy at [**] per connection

[**] CONFIDENTIAL TREATMENT REQUESTED

Managed Services Pricing: United States Pricing—Other Pricing

One Time Charges
Installs
Speed	US
<= T1/E1	[**]
>T1/E1	[**]

Modifications
Speed	US
<=T1/E1	[**]
>T1/E1	[**]

Speed	Site Survey
All Speeds	[**]

ISDN Back Up Charges
Speed	ISDN Monthly
64 Kbps	[**]
128 Kbps	[**]

[**] CONFIDENTIAL TREATMENT REQUESTED

EXHIBIT 2

Managed Services Pricing: Europe and Asia Pricing

Europe

Country	POP City	Tier	Managed Services Pricing - Metro Area *
			128KB	256KB	512KB	768KB	1MB	T1	E1
Austria	Vienna (Tier 2)	Tier 1 Tier 2 Tier 3	[**] [**] [**]	[**] [**] [**]	[**] [**] [**]	[**] [**] [**]	[**] [**] [**]	[**] [**] [**]	[**] [**] [**]
Belgium	Brussels (Tier 1)	Tier 1 Tier 2 Tier 3	[**] [**] [**]	[**] [**] [**]	[**] [**] [**]	[**] [**] [**]	[**] [**] [**]	[**] [**] [**]	[**] [**] [**]
Denmark	Copenhagen (Tier 1)	Tier 1 Tier 2 Tier 3	[**] [**] [**]	[**] [**] [**]	[**] [**] [**]	[**] [**] [**]	[**] [**] [**]	[**] [**] [**]	[**] [**] [**]
Finland	Helsinki (Tier 2)	Tier 1 Tier 2 Tier 3	[**] [**] [**]	[**] [**] [**]	[**] [**] [**]	[**] [**] [**]	[**] [**] [**]	[**] [**] [**]	[**] [**] [**]
France	Paris (Tier 1)	Tier 1 Tier 2 Tier 3	[**] [**] [**]	[**] [**] [**]	[**] [**] [**]	[**] [**] [**]	[**] [**] [**]	[**] [**] [**]	[**] [**] [**]
Germany	Tier 1: Frankfurt Tier2: Munich, Dusseldorf, Hamburg, Berlin	Tier 1 Tier 2 Tier 3	[**] [**] [**]	[**] [**] [**]	[**] [**] [**]	[**] [**] [**]	[**] [**] [**]	[**] [**] [**]	[**] [**] [**]
Greece	Athens (Tier 2)	Tier 1 Tier 2 Tier 3	[**] [**] [**]	[**] [**] [**]	[**] [**] [**]	[**] [**] [**]	[**] [**] [**]	[**] [**] [**]	[**] [**] [**]
Hungary	Budapest (Tier 2)	Tier 1 Tier 2 Tier 3	[**] [**] [**]	[**] [**] [**]	[**] [**] [**]	[**] [**] [**]	[**] [**] [**]	[**] [**] [**]	[**] [**] [**]
Ireland	Dublin (Tier 2)	Tier 1 Tier 2 Tier 3	[**] [**] [**]	[**] [**] [**]	[**] [**] [**]	[**] [**] [**]	[**] [**] [**]	[**] [**] [**]	[**] [**] [**]
Italy	Milan (Tier 1) Rome (Tier 2)	Tier 1 Tier 2 Tier 3	[**] [**] [**]	[**] [**] [**]	[**] [**] [**]	[**] [**] [**]	[**] [**] [**]	[**] [**] [**]	[**] [**] [**]
Luxembourg	Luxembourg (Tier 2)	Tier 1 Tier 2 Tier 3	[**] [**] [**]	[**] [**] [**]	[**] [**] [**]	[**] [**] [**]	[**] [**] [**]	[**] [**] [**]	[**] [**] [**]
Netherlands	Amsterdam (Tier 1)	Tier 1 Tier 2 Tier 3	[**] [**] [**]	[**] [**] [**]	[**] [**] [**]	[**] [**] [**]	[**] [**] [**]	[**] [**] [**]	[**] [**] [**]

[**] CONFIDENTIAL TREATMENT REQUESTED

Norway	Oslo (Tier 2)	Tier 1 Tier 2 Tier 3	[**] [**] [**]	[**] [**] [**]	[**] [**] [**]	[**] [**] [**]	[**] [**] [**]	[**] [**] [**]	[**] [**] [**]
Portugal	Lisbon (Tier 2)	Tier 1 Tier 2 Tier 3	[**] [**] [**]	[**] [**] [**]	[**] [**] [**]	[**] [**] [**]	[**] [**] [**]	[**] [**] [**]	[**] [**] [**]
Spain	Madrid (Tier 2)	Tier 1 Tier 2 Tier 3	[**] [**] [**]	[**] [**] [**]	[**] [**] [**]	[**] [**] [**]	[**] [**] [**]	[**] [**] [**]	[**] [**] [**]
Sweden	Stockholm (Tier 2)	Tier 1 Tier 2 Tier 3	[**] [**] [**]	[**] [**] [**]	[**] [**] [**]	[**] [**] [**]	[**] [**] [**]	[**] [**] [**]	[**] [**] [**]
Switzerland	Geneva (Tier 2)	Tier 1 Tier 2 Tier 3	[**] [**] [**]	[**] [**] [**]	[**] [**] [**]	[**] [**] [**]	[**] [**] [**]	[**] [**] [**]	[**] [**] [**]
UK	London (Tier 1)	Tier 1 Tier 2 Tier 3	[**] [**] [**]	[**] [**] [**]	[**] [**] [**]	[**] [**] [**]	[**] [**] [**]	[**] [**] [**]	[**] [**] [**]

Asia

Country	POP City	Tier	Managed Services Pricing - Metro Area *
			128KB	256KB	512KB	768KB	1MB	T1	E1
Australia	Sydney (Tier 1) Melbourne (Tier 2)	Tier 1 Tier 2 Tier 3	[**] [**] [**]	[**] [**] [**]	[**] [**] [**]	[**] [**] [**]	[**] [**] [**]	[**] [**] [**]	[**] [**] [**]
Hong Kong	Hong Kong (Tier 1)	Tier 1 Tier 2 Tier 3	[**] [**] [**]	[**] [**] [**]	[**] [**] [**]	[**] [**] [**]	[**] [**] [**]	[**] [**] [**]	[**] [**] [**]
Japan	Tokyo (Tier 1)	Tier 1 Tier 2 Tier 3	[**] [**] [**]	[**] [**] [**]	[**] [**] [**]	[**] [**] [**]	[**] [**] [**]	[**] [**] [**]	[**] [**] [**]
Malaysia	Kuala Lumpur (Tier 2)	Tier 1 Tier 2 Tier 3	[**] [**] [**]	[**] [**] [**]	[**] [**] [**]	[**] [**] [**]	[**] [**] [**]	[**] [**] [**]	[**] [**] [**]
New Zealand	Wellington (Tier 2)	Tier 1 Tier 2 Tier 3	[**] [**] [**]	[**] [**] [**]	[**] [**] [**]	[**] [**] [**]	[**] [**] [**]	[**] [**] [**]	[**] [**] [**]
Singapore	Singapore (Tier 1)	Tier 1 Tier 2 Tier 3	[**] [**] [**]	[**] [**] [**]	[**] [**] [**]	[**] [**] [**]	[**] [**] [**]	[**] [**] [**]	[**] [**] [**]
South Korea	Seoul (Tier 2)	Tier 1 Tier 2 Tier 3	[**] [**] [**]	[**] [**] [**]	[**] [**] [**]	[**] [**] [**]	[**] [**] [**]	[**] [**] [**]	[**] [**] [**]
Taiwan	Taipei (Tier 2)	Tier 1 Tier 2 Tier 3	[**] [**] [**]	[**] [**] [**]	[**] [**] [**]	[**] [**] [**]	[**] [**] [**]	[**] [**] [**]	[**] [**] [**]

[**] CONFIDENTIAL TREATMENT REQUESTED

Note 1: SAVVIS End-to-End Service - Monthly Recurring Charge per client connection includes:

[**]

[**]

[**]

[**]

[**]

[**]

[**]

[**]

Note 2: Minimum [**] term per customer site ordered

Note 3: All connections are Service Class 1

Note 4: Additional logical connections (over the same loop) to the same site will be discounted [**]

Note 5: All Client IIP connections include a network based firewall policy at [**] per connection

[**] CONFIDENTIAL TREATMENT REQUESTED

Managed Services Pricing: Europe and Asia Pricing—Other Pricing

One Time Charges

Speed	Installs (1)
Europe	[**]
Asia	[**]

Speed	Modifications (1)
Upgrade	[**]
Downgrade	[**]

Speed	Site Survey
All Speeds	[**]

ISDN Back Up Service (where available)

Speed	ISDN Monthly	Install
64 Kbps	[**]	[**]
128 Kbps	[**]	[**]

(1) Up to T1/E1

Note 1: Bundled Install Charge per client logical connections includes:

[**]

[**]

[**]

[**]

[**]

[**]

[**]

[**]

Note 2: ISDN service includes:

* Telco line

* CPE

[**] CONFIDENTIAL TREATMENT REQUESTED